UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 30, 2025
_______________________

Exact name of registrants as specified in
Commission	their charters, address of principal executive			IRS Employer
File Number	offices and registrants' telephone number			Identification Number
1-14465	IDACORP, Inc.			82-0505802
1-3198	Idaho Power Company			82-0130980
1221 W. Idaho Street
	Boise,	Idaho	83702-5627
	(208)	388-2200
State or Other Jurisdiction of Incorporation:			Idaho
Former name or former address, if changed since last report:			None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
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Item 7.01 Regulation FD Disclosure.

On May 30, 2025, Idaho Power Company ("Idaho Power") issued a press release relating to a general rate case filed on that date by Idaho Power with the Idaho Public Utilities Commission ("IPUC"). The press release includes details on how to access the rate application and the direct testimony and exhibits that accompany the application. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in the press release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On May 30, 2025, Idaho Power filed a general rate case and proposed rate schedules with the IPUC, Case No. IPC-E-25-16. The filing is based on a 2025 test year and requests approximately $199.1 million in additional Idaho-jurisdiction annual revenues, which is net of a $46.8 million power cost adjustment ("PCA") decrease. If approved, this request would result in a 13.09 percent overall average net base rate increase for Idaho Power's Idaho customers. The filing requests an authorized rate of return on equity of 10.4 percent with an Idaho retail rate base of approximately $4.6 billion, which is not inclusive of rate base associated with Idaho Power's jointly-owned coal facilities, the costs of which are recovered under separate rate mechanisms. In its application, Idaho Power proposed a capitalization structure of approximately 49 percent long-term debt and 51 percent common stock equity. Idaho Power included an average cost of debt of 5.132 percent, and an overall cost of capital of 7.818 percent.

In addition, Idaho Power's filing requests, among other items:

•Approval of a revised PCA, reflecting the transfer of certain base level net power supply costs from the PCA to base rates;
•Authorization to update rate recovery associated with both the Valmy plant and Bridger plant mechanisms to reflect current capital and operation and maintenance expectations, and to true-up variances between prior forecasts and actual costs;
•Authorization of a per-unit wheeling revenue baseline of $3.39 per megawatt-hour, which reflects Idaho jurisdictional point-to-point wheeling revenues divided by Idaho jurisdictional retail sales;
•Authorization to establish a tracking mechanism for incremental depreciation and interest expense as measured from a sales-adjusted baseline, effective January 1, 2026;
•Authorization of the continued deferral of incremental wildfire mitigation and insurance costs in 2026 and beyond as measured from a new base level of costs established in the general rate case; and
•Authorization to designate additional accumulated deferred investment tax credits accumulated through 2028 as eligible for accelerated amortization under the terms of the currently approved revenue sharing mechanism, with the addition of a $75 million annual amortization cap.

Idaho Power is unable to predict the outcome of the general rate case. Idaho Power anticipates that new rates, if approved by the IPUC, would become effective on or after January 1, 2026.

* * * * * *

Forward-Looking Statements

This Current Report on Form 8-K contains statements that relate to future events and expectations, such as statements regarding Idaho Power's general rate case filing and any related rate and revenue increases. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions, or future events or performance, often, but not always, through the use of words or phrases such as "anticipates," "believes," "could," "estimates," "expects," "intends," "potential," "plans," "predicts," "preliminary," "projects," "targets," "may," "may result," or similar expressions, are not statements of historical facts and may be forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. In addition to any assumptions and other factors and matters referred to specifically in connection with such forward-looking statements, factors that could cause actual results or outcomes to differ materially from those contained in forward-looking statements include those factors set forth in this Current Report on Form 8-K, IDACORP, Inc.'s ("IDACORP") and Idaho Power's most recent Annual Report on Form 10-K, particularly Part I, Item 1A - "Risk Factors" and Part II, Item 7 - "Management's Discussion and Analysis of Financial Condition and Results of Operations" of that report, subsequent reports filed by IDACORP and Idaho Power with the U.S. Securities and Exchange Commission, and the following important factors: (a) decisions or actions by the IPUC and the Federal Energy Regulatory Commission that impact Idaho Power's ability to recover costs and earn a return on investment; (b) changes to or the elimination of Idaho Power's regulatory cost recovery mechanisms; (c) the impact of regulatory decisions on credit ratings and investor perceptions and IDACORP’s and Idaho Power’s resulting ability to obtain debt and equity financing on reasonable terms or at all; (d) changes in tax laws or related regulations or interpretations of applicable laws or regulations by federal, state, or local taxing jurisdictions, and the availability of expected tax credits or other tax benefits; and (e) the ability of IDACORP to pay dividends to shareholders based on actual cash collections through authorized customer rates. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time, and it is not possible for IDACORP and Idaho Power to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	Idaho Power Company press release, dated May 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 30, 2025
IDACORP, INC.
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer

IDAHO POWER COMPANY
By:   /s/ Lisa A. Grow
Lisa A. Grow
President and Chief Executive Officer